UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03031

Morgan Stanley Tax Free Daily Income Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-296-0289

Date of fiscal year end: December 31, 2014

Date of reporting period: June 30, 2014

Item 1 – Report to Shareholders

Trustees

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

John H. Gernon

President and Principal Executive Officer

Stefanie V. Chang Yu

Chief Compliance Officer

Joseph C. Benedetti

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary E. Mullin

Secretary

Transfer Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2014 Morgan Stanley

DSTSAN
980681 EXP 08.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Tax-Free Daily Income Trust

Semiannual Report

June 30, 2014

Morgan Stanley Tax-Free Daily Income Trust

Table of Contents

Welcome Shareholder	3
Fund Report	4
Expense Example	8
Investment Advisory Agreement Approval	9
Portfolio of Investments	12
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	28
U.S. Privacy Policy	29

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Morgan Stanley Tax-Free Daily Income Trust performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today’s financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended June 30, 2014

Market Conditions

June 30 marked the end of most state and local governments’ fiscal years. Almost all state and local governments are required by their constitutions or charters to pass balanced budgets. Most states are spending less on infrastructure, which is primarily financed by bonds, according to the National Association of State Budget Officers. The organization found that, despite the era of low interest rates, growth in debt for infrastructure in almost all states has been “very minor or flat.”

Despite four consecutive years of growth in revenues, the U.S. economic recovery has proven to be uneven, as well as much slower and more prolonged than previous recoveries. The steep economic decline brought about by the credit crisis resulted in lower tax revenues, swelling of unfunded pension liabilities, depleted state reserve levels, and limited financial flexibility. The sluggish and uneven economic recovery has some states struggling to rebuild revenues while others have prospered.

On the whole, total U.S. state tax revenues appear to have recovered from the depths of the recession, recording first quarter 2014 tax receipts that were 2.4 percent above the collective peak in 2008, after adjusting for inflation. State personal income increased 0.8 percent on average in the first quarter of 2014, an acceleration from the 0.5 percent growth in the fourth quarter of 2013, according to estimates released by the U.S. Bureau of Economic Analysis.

Broadly speaking, local tax revenues have been less volatile than state tax revenues, providing local governments with general revenue stability. States rely more on economically sensitive sales and income tax revenues than local governments do. Local government credit has continued to exhibit resiliency in 2014, supported by sustained growth in property tax revenues, stabilization in state funding pressures, controlled expenditures, and healthy fund balances. Property-tax collections are rising at the fastest pace since the U.S. housing market crash sent government revenue plunging, helping to end an era of local budget cuts.

The short-end of the municipal bond market has seen limited supply through the first half of 2014. Municipal issuers have been taking advantage of historically low long-term interest rates, choosing to finance more of their capital needs with longer fixed-rate structures rather than variable-rate paper. At the same time, state and local governments have made further progress in repairing their balance sheets, reducing the need for cash flow borrowing and contributing to the supply shortage.

The seasonal volatility of tax-free money market yields has become much more muted as the near-zero interest rate environment persists. Yields for variable rate demand obligations (VRDOs) moved within a very narrow band for much of the period. The SIFMA Index ranged from a record low of 0.03 percent in early January to a high of 0.12 percent during the tax-payment redemption season in April. The average for the index was just 0.06 percent through June 30, 2014.1 High-quality, one-year notes typically priced between 0.11 percent and 0.12 percent in June of this year, as compared to 0.18 percent to 0.19 percent one year earlier.

1 SIFMA Index is issued weekly and is compiled from the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established from time to time by The Securities Industry and Financial Markets Association.

Performance Analysis

As of June 30, 2014, Morgan Stanley Tax-Free Daily Income Trust had net assets of approximately $1.5 billion and an average portfolio maturity of 29 days. For the six-month period ended June 30, 2014, the Fund provided a total return of 0.00 percent. For the seven-day period ended June 30, 2014, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and -0.47 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and -0.47 percent (non-subsidized), while its 30-day moving average yield for June was 0.01 percent (subsidized) and -0.46 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

With short-term municipal interest rates hovering near zero and the maturity yield curve highly compressed, there has been little incentive to extend portfolio duration. Daily and weekly VRDOs continue to represent the large majority of investment commitments. Portions of the portfolio are also allocated to longer floating-rate structures and short-maturity tax-exempt commercial paper. Purchases of longer-term fixed-rate instruments have been highly selective. The portfolio’s weighted average maturity (WAM) and weighted average life (WAL) were each 29 days at month-end.

Municipal government finances are improving, but budgetary performance has been uneven and state and local borrowers still face significant challenges. We will adhere to a cautious approach in the weeks and months immediately ahead, staying alert to ongoing developments. We will continue to place an emphasis on high levels of liquidity as the Fed unwinds its program of quantitative easing and as we await next steps in monetary policy.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 06/30/14
Weekly Variable Rate Bonds	62.6%
Daily Variable Rate Bonds	12.8
Put Option Bonds	9.3
Commercial Paper	5.7
Closed-End Investment Companies	5.0
Municipal Bonds & Notes	4.6

MATURITY SCHEDULE as of 06/30/14
1 – 30 Days	84.7%
31 – 60 Days	6.9
61 – 90 Days	0.1
91 – 120 Days	0.2
121 + Days	8.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal income taxes. The “Adviser”, Morgan Stanley Investment Management Inc., seeks to maintain the Fund’s share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information

About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including advisory fees, administration fees, shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/14 – 06/30/14.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/14	06/30/14	01/01/14 – 06/30/14
Actual (0.00% return)	$1,000.00	$1,000.05	$0.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.40	$0.40

@	Expenses are equal to the Fund’s annualized expense ratio of 0.08% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the fund had borne all of its expenses, the annualized expense ratio would have been 0.55%.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was equal to its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. When a fund’s management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that

Investment Advisory Agreement Approval (unaudited)  continued

while the Fund’s management fee was higher than its peer group average, the total expense ratio was lower than its peer group average. After discussion, the Board concluded that the Fund’s (i) performance was competitive with its peer group average; (ii) management fee was acceptable; and (iii) total expense ratio was competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading, and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical

Investment Advisory Agreement Approval (unaudited)  continued

relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments ■ June 30, 2014 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
	Weekly Variable Rate Bonds (61.7%)
$55,600	California Health Facilities Financing Authority, Kaiser Permanente Ser 2006 C	0.05%	07/07/14	06/01/41	$55,600,000
41,840	Central Plains Energy Project, NE, Gas Project No. 2 Ser 2009	0.06	07/07/14	08/01/39	41,840,000
	Colorado Springs, CO,
18,360	Utilities System Sub Lien Ser 2004 A	0.07	07/07/14	11/01/23	18,360,000
10,000	Utilities System Sub Lien Ser 2006 A	0.05	07/07/14	11/01/25	10,000,000
18,540	Utilities System Sub Lien Ser 2007 A	0.06	07/07/14	11/01/37	18,540,000
20,000	Utilities System Sub Lien Ser 2007 B	0.07	07/07/14	11/01/26	20,000,000
3,900	Dallas Area Rapid Transit, TX, Sales Tax Ser 2008 ROCs II-R Ser 11541 (c)	0.08	07/07/14	06/01/16	3,900,000
2,185	Deutsche Bank SPEARS, DC, District of Columbia Tax Increment Gallery Place Ser 2012 SPEARS Ser DBE-1187 (c)	0.13	07/07/14	06/01/31	2,185,000
	Deutsche Bank SPEARS, FL,
10,000	Broward County Airport System Ser 2012 Q-1 SPEARS Ser DBE-1128X (c)	0.10	07/07/14	10/01/33	10,000,000
13,230	Miami-Dade County Water & Sewer System Ser 2010 SPEARS Ser DBE-1124X (c)	0.11	07/07/14	10/01/39	13,230,000
10,000	Deutsche Bank SPEARS, IL, Chicago Transit Authority Sales Tax Receipts Ser 2011 DBE-1264 (c)	0.11	07/07/14	12/01/36	10,000,000
17,455	Deutsche Bank SPEARS, IN, Indiana Finance Authority Community Health Network Ser 2012 A DBE-1304 (c)	0.11	07/07/14	05/01/42	17,455,000
7,635	Deutsche Bank SPEARS, NJ, New Jersey Transportation Trust Fund Authority SPEARS Ser DBE-1246 (c)	0.11	07/07/14	12/15/34	7,635,000
	Deutsche Bank SPEARS, NY,
2,200	New York City Municipal Water Finance Authority Ser 2012 FF SPEARS Ser DBE-1090X (c)	0.08	07/07/14	06/15/45	2,200,000
5,000	New York Liberty Development Corporation 4 World Trade Center Ser 2011 DBE-1266 (c)	0.11	07/07/14	11/15/44	5,000,000
14,000	Deutsche Bank SPEARS, PA, Pennsylvania Turnpike Commission Ser 2012 A SPEARS Ser DBE-1242 (c)	0.11	07/07/14	12/01/42	14,000,000
	Deutsche Bank SPEARS, TX,
20,000	Dallas Fort Worth International Airport Joint Revenue Improvement Ser 2012 H SPEARS Ser DBE-1233 (AMT) (c)	0.12	07/07/14	11/01/37	20,000,000
7,115	Dallas Fort Worth International Airport Joint Ser 2012 E & F SPEARS Ser DBE-1127X (c)	0.11	07/07/14	11/01/35	7,115,000
26,140	District of Columbia, The Pew Charitable Trusts Ser 2008 A	0.05	07/07/14	04/01/38	26,140,000
20,670	Eclipse Funding Trust, NY, New York State Dormitory Authority Personal Income Tax Ser 2012 B Solar Eclipse Ser 2012-0003 (c)	0.06	07/07/14	03/15/20	20,670,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments ■ June 30, 2014 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
$1,000	Florida State Board of Education, FL, Capital Outlay Ser 2005 G ROCs II-R Ser 12017 (c)	0.07%	07/07/14	10/15/16	$1,000,000
25,060	Gainesville, FL, Utilities System 2007 Ser A	0.05	07/07/14	10/01/36	25,060,000
15,945	Highlands County Health Facilities Authority, FL, Adventist Health System/Sunbelt Obligated Group Ser 2007 A-1	0.05	07/07/14	11/15/33	15,945,000
27,500	Illinois Toll Highway Authority, Toll Highway Senior Priority Ser 2007 A-2B	0.07	07/07/14	07/01/30	27,500,000
20,000	Iowa Higher Education Loan Authority, Grinnell College Ser 2008	0.06	07/07/14	06/01/23	20,000,000
14,050	JEA, FL, Water & Sewer System Subser 2008 A-2	0.07	07/07/14	10/01/42	14,050,000
12,500	Long Island Power Authority, NY, Electric System Ser 2012 C	0.05	07/07/14	05/01/33	12,500,000
39,975	Main Street Natural Gas, Inc., GA, Gas Ser 2010 A	0.06	07/07/14	08/01/40	39,975,000
20,000	Massachusetts Department of Transportation, Metropolitan Highway System Contract Assistance Ser 2010 A-1	0.07	07/07/14	01/01/39	20,000,000
	Massachusetts Water Resources Authority,
20,660	Gen Ser 2008 A-1	0.07	07/07/14	08/01/37	20,660,000
13,600	Gen Ser 2008 A-2	0.06	07/07/14	08/01/37	13,600,000
21,400	Gen Ser 2008 A-3	0.06	07/07/14	08/01/37	21,400,000
6,500	Mesa, AZ, Utility Systems Ser 2011 ROCs II-R Ser 11959X (c)	0.07	07/07/14	01/01/19	6,500,000
24,400	Metropolitan Transportation Authority, NY, Ser 2005 E Subser E-1	0.08	07/07/14	11/01/35	24,400,000
	Mobile Downtown Redevelopment Authority, AL,
17,190	Gulf Opportunity Zone Austal USA LLC Ser 2011 A	0.07	07/07/14	05/01/41	17,190,000
25,105	Gulf Opportunity Zone Austal USA LLC Ser 2011 B	0.07	07/07/14	05/01/41	25,105,000
12,810	New Mexico Municipal Energy Acquisition Authority, Gas Supply Ser 2009	0.06	07/07/14	11/01/39	12,810,000
	New York City Municipal Water Finance Authority, NY,
22,500	2000 Ser C	0.07	07/07/14	06/15/33	22,500,000
41,200	Second General Fiscal 2010 Ser CC	0.05	07/07/14	06/15/41	41,200,000
	New York City Transitional Finance Authority, NY,
27,500	Future Tax Fiscal 2010 Ser F Subser F-5	0.07	07/07/14	02/01/35	27,500,000
38,450	Future Tax Fiscal 2013 Ser C-5	0.05	07/07/14	11/01/41	38,450,000
18,400	Orlando Utilities Commission, FL, Utility System Ser 2008-2	0.06	07/07/14	10/01/33	18,400,000
17,200	Pinellas County Health Facilities Authority, FL, BayCare Health System Ser 2009 A-2	0.06	07/07/14	11/01/38	17,200,000
6,670	Puttable Floating Option Tax-Exempts Receipts, NY, Metropolitan Transportation Authority Transportation Ser 2013 A BANs P-Floats MT-844 (c)	0.12	07/07/14	04/19/15	6,670,000
18,000	RBC Municipal Products Trust, Inc., PA, Allegheny County Hospital Development Authority University of Pittsburgh Medical Center Ser 2007 B-2 Floater Certificates Ser E-16 (c)	0.06	07/07/14	08/01/14	18,000,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments ■ June 30, 2014 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
$5,000	Rib Floater Credit Enhanced Trust, NJ, New Jersey Health Care Facilities Financing Authority University Hospital Ser 2013A BANs Trust Receipts Ser 2013 FR-14WE (c)	0.11%	07/07/14	07/03/17	$5,000,000
20,000	San Antonio, TX, Electric & Gas Systems Jr. Lien Ser 2003	0.05	07/07/14	02/01/33	20,000,000
9,970	Sheridan Redevelopment Agency, CO, Tax Incremental South Santa Fe Drive Corridor Ser 2011 A-1	0.09	07/07/14	12/01/29	9,970,000
1,130	Southcentral Pennsylvania General Authority, WellSpan Health Series 2008 A ROCs II-R Ser 11686 (c)	0.07	07/07/14	12/01/24	1,130,000
12,500	University of Massachusetts Building Authority, Senior Ser 2011-1	0.04	07/07/14	11/01/34	12,500,000
35,000	University of Texas Regents, Financing System Ser 2008 B	0.04	07/07/14	08/01/32	35,000,000
34,775	Wells Fargo Stage Trust, UT, Riverton IHC Health Services, Inc. Ser 2012 A Stage Trust Ser 2012-33C (c)	0.06	07/07/14	05/15/39	34,775,000

	Total Weekly Variable Rate Bonds (Cost $949,860,000)				949,860,000

	Daily Variable Rate Bonds (12.7%)
20,400	East Baton Rouge Parish, LA, ExxonMobil Corporation Ser 2010 B	0.03	07/01/14	12/01/40	20,400,000
49,300	Gulf Coast Industrial Development Authority, TX, ExxonMobil Project Ser 2012	0.03	07/01/14	11/01/41	49,300,000
	New York City Transitional Finance Authority, NY,
17,000	Future Tax Fiscal 2010 Ser G Subser G5	0.05	07/02/14	05/01/34	17,000,000
17,300	Future Tax Fiscal 2014 Ser D Subser D-3	0.03	07/01/14	02/01/44	17,300,000
	New York City, NY,
11,650	Fiscal 2008 Ser J Subser J-3	0.05	07/02/14	08/01/23	11,650,000
47,000	Fiscal 2012 Subser G-6	0.03	07/01/14	04/01/42	47,000,000
1,900	Fiscal 2013 Ser F Subser F-3	0.04	07/01/14	03/01/42	1,900,000
30,150	Fiscal 2013 Subser A-3	0.01	07/01/14	10/01/40	30,150,000

	Total Daily Variable Rate Bonds (Cost $194,700,000)				194,700,000

	Put Option Bonds (9.2%)
2,585	Deutsche Bank SPEARS, IL, Illinois Housing Development Authority Pioneer Village 2007 Ser C SPEARS Ser DBE-1117 (AMT) (c)	0.14	07/07/14	07/01/44	2,585,000
2,000	Franklin County, OH, CHE Trinity Health Credit Group Window Ser 2013	0.14	01/26/15	12/01/46	2,000,000
2,000	Illinois Finance Authority, Advocate Health Care Window Ser 2011 B Illinois Finance Authority	0.18	01/26/15	04/01/51	2,000,000
26,000	JP Morgan Chase & Co., NY, Battery Park City Authority Junior Ser C PUTTERs Ser 4410 (c)	0.11	08/14/14	08/01/18	26,000,000
11,250	JP Morgan Chase & Co., PA, Allegheny County Hospital Development Authority (c)	0.11	08/14/14	12/01/17	11,250,000
2,000	Kentucky Economic Development Finance Authority, Catholic Health Initiatives Window Ser 2011 B-1	0.21	01/26/15	02/01/46	2,000,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments ■ June 30, 2014 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
$2,100	Kentucky Economic Development Finance Authority, Catholic Health Initiatives Window Ser 2011 B-3	0.21%	01/26/15	02/01/46	$2,100,000
3,765	Massachusetts Bay Transportation Authority, Senior Sales Tax Window Ser 2010 A	0.15	01/26/15	07/01/30	3,765,000
2,000	Missouri Health & Educational Facilities Authority, BJC Health System Window Ser 2013 C	0.13	01/26/15	01/01/50	2,000,000
4,000	Missouri Health & Educational Facilities Authority, SSM Health Care Window Ser 2014 B	0.20	01/26/15	06/01/41	4,000,000
4,000	Missouri Health & Educational Facilities Authority, SSM Health Care Window Ser 2014 C	0.20	01/26/15	06/01/41	4,000,000
41,000	New York Liberty Development Corporation, 3 World Trade Center Ser 2011 A-1 (c)	0.15	03/19/15	12/01/49	41,000,000
205	Norfolk Economic Development Authority, VA, Sentara Healthcare Window Ser 2010 B	0.18	01/26/15	11/01/34	205,000
250	Norfolk Economic Development Authority, VA, Sentara Healthcare Window Ser 2010 C	0.18	01/26/15	11/01/34	250,000
8,285	Norfolk Economic Development Authority, VA, Sentara Healthcare Window Ser 2012 A	0.14	01/26/15	11/01/34	8,285,000
5,000	Orlando Utilities Commission, FL, Utility System Window Ser 2011 A	0.17	01/26/15	10/01/27	5,000,000
2,500	Polk County Industrial Development Authority, FL, BayCare Health System Window Ser 2014 A-1	0.14	01/26/15	11/15/44	2,500,000
5,000	Suffolk Economic Development Authority, VA, Sentara Healthcare Ser 2008 Eagle #20130014 Class A (c)	0.14	07/17/14	11/01/35	5,000,000
10,000	Tarrant County Cultural Education Facilities Finance Corporation, TX, Baylor Health Care System Window Ser 2011 B	0.19	01/26/15	11/15/50	10,000,000
3,000	Tarrant County Cultural Education Facilities Finance Corporation, TX, Baylor Health Care System Window Ser 2013 B	0.15	01/26/15	11/15/50	3,000,000
4,000	Washington Health Care Facilities Authority, Catholic Health Initiatives Window Ser 2013 B	0.21	01/26/15	01/01/35	4,000,000

	Total Put Option Bonds (Cost $140,940,000)				140,940,000

		COUPON RATE	YIELD TO MATURITY ON DATE OF PURCHASE
	Commercial Paper (5.7%)
25,000	Harris County Cultural Education Facilities Finance Corporation, TX, Methodist Hospital System Ser 2009 C-1	0.20%	0.20%	07/02/14	25,000,000
20,000	Montgomery County, MD, 2009 Ser A BANs	0.07	0.07	07/30/14	20,000,000
	North Texas Tollway Authority,
5,000	Ser 2009 D	0.08	0.08	08/06/14	5,000,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments ■ June 30, 2014 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE	YIELD TO MATURITY ON DATE OF PURCHASE	MATURITY DATE	VALUE
$7,000	Ser 2009 D	0.08%	0.08%	08/07/14	$7,000,000
	San Antonio, TX,
20,000	Electric & Gas Systems Ser B	0.08	0.08	08/14/14	20,000,000
10,000	Water System Ser 2012 A	0.07	0.07	07/08/14	10,000,000

	Total Commercial Paper (Cost $87,000,000)				87,000,000

		COUPON RATE (a)	DEMAND DATE (b)
	Closed-End Investment Companies (4.9%)
10,000	Nuveen AMT-Free Municipal Income Fund, VRDP Ser 1 (c)	0.15%	07/07/14	06/01/40	10,000,000
10,000	Nuveen Insured Municipal Opportunity Fund, Inc., VRDP Ser 1-6672 (AMT) (c)	0.15	07/07/14	12/01/40	10,000,000
5,000	Nuveen New York AMT-Free Municipal Income Fund, VRDP Ser 4 (c)	0.14	07/07/14	06/01/40	5,000,000
7,000	Nuveen Ohio Quality Income Municipal Fund, VRDP Ser 1-1480 (AMT) (c)	0.15	07/07/14	09/01/43	7,000,000
12,000	Nuveen Premier Municipal Income Fund, Inc., VRDP Ser 1-1277 (AMT)	0.15	07/07/14	05/01/41	12,000,000
5,000	Nuveen Premium Income Municipal Fund 2, Inc., VRDP Ser 1-4895 (AMT) (c)	0.15	07/07/14	05/01/41	5,000,000
23,000	Nuveen Select Quality Municipal Fund, Inc., VRDP Ser 1-2525 (AMT) (c)	0.15	07/07/14	05/01/41	23,000,000
4,000	Nuveen Virginia Premium Income Municipal Fund, VRDP Ser 1-1280 (AMT) (c)	0.16	07/07/14	08/03/43	4,000,000

	Total Closed-End Investment Companies (Cost $76,000,000)				76,000,000

		COUPON RATE	YIELD TO MATURITY ON DATE OF PURCHASE
	Municipal Bonds & Notes (4.5%)
3,000	Dayton City School District, OH, School Facilities Construction & Improvement Ser 2013 B Notes, dtd 10/15/13	1.25%	0.30%	10/15/14	3,008,251
3,000	Hazard, KY, Appalachian Regional Healthcare Ser 2013 BANs, dtd 11/20/13	1.00	0.50	12/01/14	3,006,262
1,000	Kentucky Rural Water Finance Corporation, Public Projects Construction Notes Ser D-2013-1, dtd 08/29/13	1.00	0.28	09/01/14	1,001,216
20,000	Los Angeles, CA, Ser 2014 TRANs, dtd 07/10/14 (d)	1.50	0.11	06/25/15	20,266,000
3,000	Pikeville, KY, Hospital Improvement Pikeville Medical Center, Inc. Expansion, dtd 02/20/14	1.00	0.30	03/01/15	3,014,015
35,000	Texas, Ser 2013 TRANs, dtd 09/03/13	2.00	0.20	08/28/14	35,100,002
3,000	Troy Enlarged City School District, NY, Ser 2013 BANs, dtd 11/19/13	1.25	0.35	07/15/14	3,001,038

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments ■ June 30, 2014 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE	YIELD TO MATURITY ON DATE OF PURCHASE	MATURITY DATE	VALUE
$1,000	Wisconsin Rural Water Construction Loan Program Commission, Ser 2013 BANs, dtd 08/29/13	1.00%	0.28%	09/01/14	$1,001,216

	Total Municipal Bonds & Notes (Cost $69,398,000)				69,398,000

	Total Investments (Cost $1,517,898,000) (e)			98.7%	1,517,898,000
	Other Assets in Excess of Liabilities			1.3	20,311,648

	Net Assets			100.0%	$1,538,209,648

AMT	Alternative Minimum Tax.
BANs	Bond Anticipation Notes.
PUTTERS	Puttable Tax-Exempt Receipts.
ROCs	Reset Option Certificates.
SPEARS	Short Puttable Exempt Adjustable Receipts.
TRANs	Tax and Revenue Anticipation Notes.
VRDP	Variable Rate Demand Preferred.
(a)	Rate shown is the rate in effect at June 30, 2014.
(b)	Date on which the principal amount can be recovered through demand.
(c)	144A security – Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(d)	When-issued security.
(e)	Securities are available for collateral in connection with purchase of when-issued security.

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Financial Statements

Statement of Assets and Liabilities  June 30, 2014 (unaudited)

Assets:
Investments in securities, at value (cost $1,517,898,000)	$1,517,898,000
Cash	58,655
Receivable for:
Investments sold	34,000,224
Shares of beneficial interest sold	16,797,901
Interest	805,992
Prepaid expenses and other assets	58,374

Total Assets	1,569,619,146

Liabilities:
Payable for:
Investments purchased	20,266,000
Shares of beneficial interest redeemed	10,790,202
Transfer agent fee	156,172
Administration fee	53,443
Accrued expenses and other payables	143,681

Total Liabilities	31,409,498

Net Assets	$1,538,209,648

Composition of Net Assets:
Paid-in-capital	$1,538,173,730
Dividends in excess of net investment income	(12,036)
Accumulated undistributed net realized gain	47,954

Net Assets	$1,538,209,648

Net Asset Value Per Share
1,538,074,055 shares outstanding (unlimited shares authorized of $0.01 par value)	$1.00

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Financial Statements  continued

Statement of Operations  For the six months ended June 30, 2014 (unaudited)

Net Investment Income:
Interest	$732,817
Dividends from affiliate (Note 6)	676

Total Income	733,493

Expenses
Advisory fee (Note 3)	2,857,906
Shareholder services fee (Note 4)	791,374
Administration fee (Note 3)	395,687
Transfer agent fees and expenses	167,623
Professional fees	53,033
Shareholder reports and notices	34,845
Registration fees	30,217
Trustees’ fees and expenses	21,678
Custodian fees	20,189
Other	20,168

Total Expenses	4,392,720

Less: amounts waived/reimbursed (Note 4)	(3,734,885)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(2,504)

Net Expenses	655,331

Net Investment Income	78,162
Net Realized Gain	47,954

Net Increase	$126,116

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Financial Statements  continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED JUNE 30, 2014	FOR THE YEAR ENDED DECEMBER 31, 2013
	(unaudited)
Increase (Decrease) in Net Assets:

Operations:
Net investment income	$78,162	$184,309
Net realized gain	47,954	5,720

Net Increase	126,116	190,029
Dividends to shareholders from net investment income	(79,132)	(183,379)

Net decrease from transactions in shares of beneficial interest	(131,388,800)	(370,145,519)

Net Decrease	(131,341,816)	(370,138,869)

Net Assets:
Beginning of period	1,669,551,464	2,039,690,333

End of Period
(Including dividends in excess of net investment income of $(12,036) and $(11,066), respectively)	$1,538,209,648	$1,669,551,464

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements ¡ June 30, 2014 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Tax-Free Daily Income Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund’s investment objective is to provide a high level of daily income which is exempt from federal income tax, consistent with stability of principal and liquidity. The Fund was incorporated in Maryland on March 24, 1980, commenced operations on February 20, 1981 and reorganized as a Massachusetts business trust on April 30, 1987.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund’s commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

D. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income, if any, are declared and paid daily. Net realized capital gains, if any, are distributed at least annually.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements ¡ June 30, 2014 (unaudited)   continued

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements ¡ June 30, 2014 (unaudited)   continued

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Weekly Variable Rate Bonds	$—	$949,860,000	$—	$949,860,000
Daily Variable Rate Bonds	—	194,700,000	—	194,700,000
Put Option Bonds	—	140,940,000	—	140,940,000
Commercial Paper	—	87,000,000	—	87,000,000
Closed-End Investment Companies	—	76,000,000	—	76,000,000
Municipal Bonds & Notes	—	69,398,000	—	69,398,000
Total Assets	$—	$1,517,898,000	$—	$1,517,898,000

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2014, the Fund did not have any investments transfer between investment levels.

3. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Management Inc. (the “Adviser”), the Fund pays the Adviser an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of the daily net assets not exceeding $500 million; 0.375% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; 0.20% to the portion of the daily net assets exceeding $3 billion but not exceeding $15 billion; and 0.199% to the portion of the daily net assets exceeding $15 billion. For the six months ended June 30, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund’s daily net assets.

Morgan Stanley Services Company Inc. was the Fund’s Administrator. Effective January 1, 2014, the Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of the Fund’s daily net assets.

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements ¡ June 30, 2014 (unaudited)   continued

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Adviser/Administrator has agreed to assume all operating expenses of the Fund and to waive the advisory fee and administration fee, as applicable, to the extent that such expenses and fees excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), on an annualized basis exceeds 0.60% of the average daily net assets of the Fund. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund’s Board of Trustees, (the “Trustees”), act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

4. Shareholder Services Plan

Pursuant to a Shareholder Services Plan (the “Plan”), the Fund may pay Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of the Adviser and Administrator, as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund’s average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended June 30, 2014, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor and Adviser/Administrator have agreed to waive and/or reimburse all or a portion of the Fund’s shareholder services fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the six months ended June 30, 2014, the Distributor waived $791,374, the Adviser waived $2,821,073 and the Administrator waived $122,438. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

5. Dividend Disbursing and Transfer Agent

The Fund’s dividend disbursing and transfer agent is Boston Financial Data Services, Inc. (“BFDS”). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Fund.

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements ¡ June 30, 2014 (unaudited)   continued

6. Transactions with Affiliates

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds—Government Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2014, advisory fees paid were reduced by $2,504 relating to the Fund’s investment in the Liquidity Funds.

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended June 30, 2014 is as follows:

VALUE DECEMBER 31, 2013	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE JUNE 30, 2014
—	$67,700,000	$67,700,000	$676	—

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended June 30, 2014, included in “Trustees’ fees and expenses” in the Statement of Operations amounted to $2,362. At June 30, 2014, the Fund had an accrued pension liability of $58,011, which is included in “Accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements ¡ June 30, 2014 (unaudited)   continued

7. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE SIX MONTHS ENDED JUNE 30, 2014	FOR THE YEAR ENDED DECEMBER 31, 2013
	(unaudited)
Shares sold	1,860,734,003	4,657,483,195
Shares issued in reinvestment of dividends	79,132	183,379

	1,860,813,135	4,657,666,574
Shares redeemed	(1,992,201,935)	(5,027,812,093)

Net decrease in shares outstanding	(131,388,800)	(370,145,519)

8. Federal Income Tax Status

It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in ‘‘Other Expenses” in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 DISTRIBUTIONS PAID FROM:			2012 DISTRIBUTIONS PAID FROM:
TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$176,868	$885	$5,626	$161,987	$30,354	$12,620

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements ¡ June 30, 2014 (unaudited)   continued

Permanent differences, primarily due to a distribution reclass and equalization, resulted in the following reclassifications among the Fund’s components of net assets at December 31, 2013:

DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$4,968	$(5,720)	$752

At December 31, 2013, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED TAX-EXEMPT INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$ —	$63,301	$ —

At June 30, 2014, the aggregate cost for federal income tax purposes is the same as the cost for book purposes.

9. Regulatory Matters

On July 23, 2014, the Securities and Exchange Commission voted to amend Rule 2a-7, which governs money market funds. The majority of these amendments, except for certain disclosure enhancements, will not take effect for two years. The most significant change is a requirement that institutional prime and institutional municipal money market funds move to a floating net asset value. Government, treasury, retail prime and retail municipal money market funds will continue to transact at a stable $1.00 share price. At this time, the Fund’s management is evaluating the implications and its impact to the Fund.

Morgan Stanley Tax-Free Daily Income Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX MONTHS ENDED JUNE 30, 2014		FOR THE YEAR ENDED DECEMBER 31,
			2013		2012		2011		2010^		2009^
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net income from investment operations	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)
Less dividends from net investment income	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.00	%(5)(6)	0.01%		0.01%		0.01%		0.01%		0.02%

Ratios to Average Net Assets:
Net expenses(2)	0.08	%(3)(7)	0.12	%(3)	0.16	%(3)	0.14	%(3)	0.30	%(3)	0.48	%(3)(4)
Net investment income(2)	0.01	%(3)(7)	0.01	%(3)	0.01	%(3)	0.01	%(3)	0.01	%(3)	0.02	%(3)(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)

Supplemental Data:
Net assets, end of period, in thousands	$1,538,210		$1,669,551		$2,039,690		$2,099,153		$237,973		$289,144

^	Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	Amount is less than $0.001.
(2)	If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor, Adviser, and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
June 30, 2014	0.55%	(0.46)%
December 31, 2013	0.54	(0.41)
December 31, 2012	0.54	(0.37)
December 31, 2011	0.53	(0.38)
December 31, 2010	0.74	(0.43)
December 31, 2009	0.77	(0.27)

(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(4)	Reflects fees paid in connection with the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.04% for the year ended 2009.
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds (“us”, “our”, “we”).

We are required by federal law to provide you with notice of our U.S. privacy policy (“Policy”). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as “personal information.” We also use the term “affiliated company” in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions

Morgan Stanley Tax-Free Daily Income Trust

U.S. Privacy Policy (unaudited)  continued

with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•

We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies.    We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.    We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

Morgan Stanley Tax-Free Daily Income Trust

U.S. Privacy Policy (unaudited)  continued

3.  How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6.  How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies’ use of personal information for marketing purposes, as described in this notice, you may do so by:

•	Calling us at (800) 548-7786

Monday-Friday between 8 a.m. and 5 p.m. (EST)

Morgan Stanley Tax-Free Daily Income Trust

U.S. Privacy Policy (unaudited)  continued

•	Writing to us at the following address:

Boston Financial Data Services, Inc.

c/o Privacy Coordinator

P.O. Box 219804

Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Morgan Stanley Tax-Free Daily Income Trust

U.S. Privacy Policy (unaudited)  continued

Special Notice to Residents of Vermont

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2.	Code of Ethics.

Not applicable for semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a)	Refer to Item 1.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9.	Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

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Item 11.	Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Tax Free Daily Income Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 19, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 19, 2014

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